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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement for the Heska Corporation 1997 Stock Incentive Plan of our report dated January 16, 1998, included in Heska Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.


                                    /s/ Arthur Andersen LLP


Denver, Colorado
February 8, 1999